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                                                                   EXHIBIT 10.24


                    DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


                 This Deed of Trust, Assignment of Production, Security Agreement and Financing Statement (this "Mortgage"), dated as of July 2, 1996, is from James G. Floyd, an adult resident of the State of Texas ("Mortgagor"), to James F. Westmoreland, as Trustee (the "Trustee"), and The Houston Exploration Company, a Delaware corporation (the "Mortgagee").

                                    RECITALS

                 WHEREAS, Mortgagor has entered into a Revolving Credit Note, attached hereto as Exhibit A, dated of even date herewith, issued by Mortgagor in the principal sum not to exceed $4,000,000, payable to the order of Mortgagee, bearing interest at the rate therein provided, and finally maturing and payable on July 2, 2006 (as same may be revised, extended, amended, replaced, modified or restated from time to time, the "Note"); and

                 WHEREAS, pursuant to the Note, the Mortgagee agreed to lend to Mortgagor the principal amount not to exceed $4,000,000 for the acquisition of certain working interests and additional amounts to be advanced on account of such interests in the manner provided for in the Note; and

                 WHEREAS, Mortgagor is granting the Lien under this Mortgage to the Trustee and the Mortgagee pursuant to the Note and for the purpose of, among other things, securing and providing for the repayment of all amounts at any time owing and from time to time owing by Mortgagor to the Mortgagee under or in connection with the Note;

                 NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

                 1.1 Certain Defined Terms. Unless the context otherwise requires, as used in this Mortgage and all amendments, extensions, restatements, modifications, renewals, supplements or waivers hereof or hereto, the following terms shall have the following meanings, which meanings shall be equally applicable to both the singular and plural form of such terms.





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                 "Collateral" shall have the meaning assigned to that term in
Article VIII of this Mortgage.

                 "Debtor" shall have the meaning assigned to that term in
Article VIII hereof.

                 "Debtor Relief Law(s)" shall mean the Bankruptcy Code of the United States, as amended from time to time, and all other applicable dissolution, liquidation, conservatorship, Bankruptcy, moratorium, readjustment of debt, compromise, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

                 "Default Rate" shall have the meaning assigned to that term in the Note.

                 "Event of Default" shall have the meaning assigned to that term in Article VI hereof.

                 "Governmental Authority" shall mean any nation or government, any federal, state, province, city, town, municipality, county, local or other political subdivision thereof or thereto and any court, tribunal, department, commission, board, bureau, instrumentality, agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                 "Highest Lawful Rate" shall have the meaning assigned to that term in Section 9.8 hereof.

                 "Hydrocarbons" shall mean oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products thereof, therefrom, and all other substances produced in association therewith.

                 "Indebtedness" shall mean all loans, advances, debts, liabilities, obligations, covenants and duties owing to the Mortgagee, its successors and assigns, from or assumed by Mortgagor, of any kind or nature, present or future arising under this Mortgage or the Note. The term includes, without limitation, all principal and interest accruing under the Note, and all obligations of Mortgagor now or hereafter existing under this Mortgage, and all interest that accrues, to the extent permitted under applicable law, on all or any part of the obligations after the filing of any petition or pleading against Mortgagor for a proceeding under any Debtor Relief Laws.

                 "Lands" shall mean the real property the descriptions of which are incorporated by reference to another instrument described in Exhibit A and the lands covered by the Leases.





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                 "Leases" shall mean the Oil and Gas Leases and other documents of title described in Exhibit A, together with extensions, renewals or replacements thereof and new leases covering all or any portion of the land covered thereby.

                 "Lien" means any mortgage, lien, charge, pledge, security interest or encumbrance of any kind (whether voluntary or involuntary, affirmative or negative, and whether imposed or created by operation of law or otherwise).

                 "Mortgaged Property" shall have the meaning assigned to that term in Article II to this Mortgage.

                 "Mortgagee" shall have the meaning assigned to that term in the introduction to this Mortgage.

                 "Mortgagor" shall have the meaning assigned to that term in the introduction to this Mortgage.

                 "Oil and Gas Leases" shall mean oil, gas and mineral leases, oil and gas leases and shall also include subleases thereof and operating rights thereto.

                 "Operating Equipment" shall mean insofar and only insofar as attributable to the Subject Interests all personal property (excluding motor vehicles), surface or subsurface machinery, equipment, facilities, supplies or other property of whatsoever kind or nature now or hereafter located on or under or affixed to any of the Lands or on a unit including all or part of the Lands or now or hereafter used, held for use or useful in connection with the exploration, development and operation of the Lands and the production, treatment, storage, processing or transportation of Hydrocarbons produced or to be produced from or attributable thereto, including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, gas processing plants, casing, tubing, rods, pumps, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, tanks, tank batteries, gas systems (for gathering, treating, compression, disposal or injection), chemicals, solutions, water systems (for treating, disposal and injection), pipe, pipelines, meters, apparatus, boilers, compressors, liquid extractors, connectors, valves, fittings, power plants, poles, lines, cables, wires, transformers, starters and controllers, machine shops, tools, machinery and parts, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading docks, loading racks and shipping facilities, fixtures, and other appurtenances, appliances and property of every kind and character, movable or immovable, together with all improvements, betterments and additions, accessions and attachments thereto and replacements thereof.





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                 "Permitted Encumbrances" shall mean (i) the Lien hereof;  (ii)
those restrictions, exceptions, reservations, conditions, limitations, interests and other matters, if any, set forth or referred to in Exhibit A; and
(iii) those consented to in writing by the Mortgagee.

                 "Requirements of Law" shall mean any federal, state or local law, rule or regulation, permit or other binding determination of any Governmental Authority.

                 "Subject Interests" shall mean each kind and character of right, title, interest or estate, which Mortgagor has in and to the Leases and each kind and character of right, title, interest or estate, which Mortgagor has in and to the Lands, together with each kind and character of right, title, interest or estate now vested in the Mortgagor in and to all oil and gas leasehold interests, overriding royalty interests, mineral interests, royalty interests, net profits interests, oil payments, production payments, carried interests, operating rights, and all other properties or interests of every kind or character which relate to any of the Lands and/or the Leases, including, without limitation, the Mortgagor's undivided interests in those certain wells and properties specified in the instruments listed in Exhibit A attached hereto, whether such right, title, interest or estate be under and by virtue of a Lease, a unitization or pooling agreement, a unitization or pooling order, an assignment, a mineral deed, a royalty deed, an operating agreement, a revenue sharing agreement, a division order, a transfer order, a farmout agreement, a fee simple conveyance or any other type of contract, conveyance or instrument or under any other type of claim or title, legal or equitable, recorded or unrecorded, even though the Mortgagor's interest may be incorrectly or incompletely described, all as the same shall be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances to which any of same are subject.

                 "Subject Minerals" shall mean all Hydrocarbons in, under, upon, produced or to be produced or which may be produced, saved and sold from or which shall accrue and be attributable to, the Subject Interests, including without limitation, all oil in tanks and all rents, issues, profits, proceeds, products, revenues, and other income arising from or attributable to the Subject Interests.

                 "Trustee" shall have the meaning assigned to that term in the introduction to this Mortgage and shall include his successors as appointed by the Mortgagee.


                                   ARTICLE II
                                 DEED OF TRUST

                 2.1 Grant of Real Property and Security Interest in Personal Property. Mortgagor, for and in consideration of the premises and of the debts and trusts hereinafter mentioned, and to secure the Indebtedness, has granted, bargained, sold, mortgaged, warranted, assigned, transferred and conveyed, and by these presents does grant, bargain, sell, mortgage, warrant, assign, transfer and





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convey unto the Trustee, in trust, for the use and benefit of the Mortgagee and its successors and assigns, with power of sale, all of Mortgagor's right, title and interest in and to the following described real and personal property, namely:

                 (a)      the Subject Interests;

                 (b)      the Subject Minerals;

                 (c)      the Operating Equipment;

                 (d) all unitization, communitization, operating agreements, pooling agreements and declarations of pooled units and the properties covered and the units created thereby (including all units formed under orders, regulations, rules or other official acts of any federal, state or other governmental agency providing for pooling or unitization, spacing orders or other well permits and other instruments) which relate to or affect all or any portion of the Subject Interests;

                 (e) all accounts receivable and other accounts, contract rights, operating rights, general intangibles, chattel paper, documents and instruments arising under or pertaining to the Subject Interests;

                 (f) insofar and only insofar as attributable to the Subject Interests, all oil and gas produced, and/or general intangibles, accounts and other rights to payment under any and all contracts under which Mortgagor is entitled to share in the production from or the proceeds of production from any oil and/or gas wells located on the Lands;

                 (g) all subleases, farmout agreements, assignments of interest, assignments of operating rights, contracts, operating agreements, bidding agreements, advance payment agreements, rights-of-way, surface leases, franchises, servitudes, privileges, permits, licenses, easements, tenements, hereditaments, improvements, appurtenances and benefits now existing or in the future obtained and incident and appurtenant to any of the foregoing;

                 (h) any Liens and security interests in the Subject Interests securing payment of proceeds from the sale of the Subject Minerals including, but not limited to, those liens and security interests provided for in Tex. Bus. & Com. Code Ann. Section 9.319 (Tex. UCC) (Vernon Supp. 1989), as amended;

                 (i)      any other property not included within subparagraphs
         (a) through (h) above that may from time to time hereafter be subjected to the Lien created hereby and security





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         interest hereof by the express consent of Mortgagor, and the Mortgagee and the Trustee are hereby authorized to receive the same as additional security for the benefit of the Mortgagee;

                 (j) any and all proceeds, returns, rents, issues, profits, products, revenues and other income arising from or by virtue of the sale, lease or other disposition of, or from any condemnation proceeds payable with respect to loss of the Leases or Lands, or from any insurance payable with respect to damage, loss or destruction of, the items described in subparagraphs (a) through (i) above;

         together with any and all corrections or amendments to, or renewals, extensions or ratifications of, any of the same, or of any instrument relating thereto, all the aforesaid properties, rights and interests which are hereby subjected to the Lien of this instrument, together with any additions thereto which may be subjected to the Lien of this instrument by means of supplements or amendments hereto, being hereinafter called the "Mortgaged Property."

                 Subject, however, to (i) the assignment of production contained in Article V hereof and (ii) the condition that neither the Trustee nor the Mortgagee shall be liable in any respect for the performance of any covenant or obligation of Mortgagor in respect of the Mortgaged Property. The reference to Permitted Encumbrances in this Mortgage is made for the purpose of giving effect to the warranties of Mortgagor contained herein, and is not intended to limit or restrict the description of the Mortgaged Property, nor is it intended that this Mortgage or the rights of the Trustee or the Mortgagee hereunder shall be subject to, or encumbered by, the Permitted Encumbrances merely because of the reference thereto.

                 TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee and his successors and assigns forever to secure the payment of the Indebtedness and to secure the performance of the covenants, agreements and obligations of Mortgagor herein contained.


                                  ARTICLE III
             PARTICULAR WARRANTIES AND REPRESENTATIONS OF MORTGAGOR

Mortgagor hereby warrants and represents to the Trustee and the Mortgagee as follows:

                 3.1 Title. To the extent of Mortgagor's interests specified in Exhibit A and subject to the Permitted Encumbrances, Mortgagor warrants by, through and under Mortgagor, but not otherwise, that Mortgagor has good and indefeasible title to, and is possessed of each property, right, interest or estate constituting the Leases and interests derived therefrom. Subject to Permitted Encumbrances, Mortgagor warrants by, through and under Mortgagor, but not otherwise, that





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Mortgagor has good and indefeasible title to all other Mortgaged Property.  The warranty made by Mortgagor hereunder with respect to its title or interest in the Mortgaged Property shall not in any manner limit the quantum of interest affected by this Mortgage. It is intended that this Mortgage shall cover and affect Mortgagor's entire present interest in the Mortgaged Property.

                 3.2 No Liens. Mortgagor warrants by, through and under Mortgagor, but not otherwise, that Mortgagor's title to the Mortgaged Property is free of any and all claims, liens, charges, encumbrances, mortgages, security interests, contracts, agreements, options, preferential purchase rights or other restrictions or limitations of any nature or kind except Permitted Encumbrances.

                 3.3 Power and Authority. Mortgagor has the full power and legal right to grant, bargain, sell, mortgage, assign, transfer and convey a security interest in all of the Mortgaged Property in the manner and form herein provided and without obtaining the waiver, consent or approval of any lessor, sublessor, governmental agency or entity or party whomsoever or whatsoever.

                 3.5 Principal Place of Residence. The principal place of residence of the Mortgagor is located in Harris County, Houston, Texas.

                                   ARTICLE IV
                PARTICULAR COVENANTS AND AGREEMENTS OF MORTGAGOR

Mortgagor hereby covenants to and agrees with the Trustee and the Mortgagee as follows:

                 4.1 Operation of Mortgaged Property. So long as the Indebtedness or any part thereof remains unpaid, and whether or not Mortgagor is the operator of the Mortgaged Property, Mortgagor shall, at Mortgagor's own expense:

                 (a) Do all things necessary to keep unimpaired in all material respects Mortgagor's rights and remedies in or under the Mortgaged Property; and

                 (b) Cause the Mortgaged Property or any part thereof or the rents, issues, revenues, profits and other income therefrom to be kept free and clear of all liens, charges, security interests and encumbrances of every character, other than Permitted Encumbrances.

                 4.2 Taxes. Mortgagor will pay or cause to be paid, before delinquent, all lawful taxes, assessments and other charges of every kind and character imposed upon this Mortgage or upon the Mortgaged Property or any part thereof or upon the interest of the Trustee or the Mortgagee therein, or upon the income, rents, issues, revenues, profits or other income from the Mortgaged





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Property, or incident to or in connection with the production of Hydrocarbons or other minerals therefrom, or the operation and development thereof, including, but not limited to, all ad valorem taxes assessed against the Mortgaged Property or any part thereof and all occupation taxes and all production, severance, windfall profit, and/or excise and other taxes assessed against, and/or measured by, the production of (or the value, or proceeds, of production of) Hydrocarbons that accrue to the Mortgaged Property except those contested in good faith in appropriate proceedings for which adequate reserves have been established.

                 4.3 Sale or Mortgage of Mortgaged Property. Mortgagor will not sell, convey, mortgage, pledge, or otherwise dispose of or encumber the Mortgaged Property or any portion thereof, or any of Mortgagor's rights, titles, interests or estates therein without first securing the express written consent of the Mortgagee; and Mortgagor will not enter into any arrangement with any purchaser of Hydrocarbons regarding the Mortgaged Property outside the ordinary course of business whereby any such purchaser may set off any claim against Mortgagor by withholding payment for any Hydrocarbons actually delivered.

                 4.4 Payment of the Indebtedness. Mortgagor will duly and punctually pay the principal of and interest on all of the Indebtedness, including each and every obligation owing under the Note as the same shall become due and payable whether at a date for payment of a fixed installment, or contingent on other payment, or as a result of acceleration (after expiration of all periods of notice and/or grace) or otherwise.

                 4.5 Further Assurances. Mortgagor will execute and deliver such other and further instruments and will use its best efforts to do such other and further acts as in the reasonable opinion of the Trustee or the Mortgagee may be necessary or desirable to carry out more effectually the purposes of this instrument, including, without limiting the generality of the foregoing, (a) prompt correction of any defect which may hereafter be discovered in the title to or description of the Mortgaged Property or any part thereof or in the execution and acknowledgment of this instrument, any note, or other document executed in connection herewith, (b) upon the occurrence and during the continuance of an Event of Default, prompt execution and delivery of all division or transfer orders which in the opinion of the Mortgagee are needed to transfer effectively to the Mortgagee the assigned proceeds of production from the Subject Interests and (c) obtain any necessary governmental approvals.

                 4.6 Adverse Claims. Subject only to Permitted Encumbrances, Mortgagor will warrant and forever defend, good and indefeasible title to the Mortgaged Property unto the Trustee and the Mortgagee against every Person whomsoever lawfully claiming the same or any part thereof by, through or under Mortgagor, and Mortgagor will maintain and preserve the Lien created hereby so long as any of the Indebtedness remains unpaid.





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                                   ARTICLE V
                            ASSIGNMENT OF PRODUCTION

                 5.1      Assignment of Rents.    Subject to the terms of the
Note and this Mortgage, Mortgagor hereby absolutely and unconditionally assigns and transfers to the Mortgagee, all the income, rents, royalties, revenue, issues, profits, and proceeds of the Subject Interests, whether now due, past due or to become due, and hereby gives to and confers upon the Mortgagee the right, power and authority to collect such income, rents, royalties, revenue, issues, profits and proceeds. Mortgagor irrevocably appoints the Mortgagee its true and lawful attorney at the option of the Mortgagee at any time to demand, receive, and enforce payment, to give receipts, releases, and satisfactions and to sue, either in the name of Mortgagor or in the name of the Mortgagee, for all such income, rents, royalties, revenue, issues, profits and proceeds.

                 5.2 Assignment of Production. As further security for the payment of the Indebtedness and subject to the terms of the Note and this Mortgage, Mortgagor hereby absolutely and unconditionally transfers, assigns, warrants and conveys to the Mortgagee, and its successors and assigns, and grants to the Mortgagee a security interest in, effective as of the date hereof, at 7:00 o'clock a.m., local time, all Hydrocarbons which are thereafter produced and which accrue to the Subject Interests, all products obtained or processed therefrom and all revenues and proceeds now or hereafter attributable to said Hydrocarbons and said products as well as any Liens and security interests securing any sales of said Hydrocarbons, including, but not limited to, those liens and security interests provided for in the Tex. Bus. & Com. Code Ann. Section 9.319 (Tex. UCC) (Vernon Supp. 1989), as amended. All parties producing, purchasing or receiving any such Hydrocarbons or products, or having such Hydrocarbons, products, or proceeds therefrom in their possession for which they or others are accountable to the Mortgagee by virtue of the provisions of this Article, are authorized and directed to treat and regard the Mortgagee as the assignee and transferee of Mortgagor and entitled in such Mortgagor's place and stead to receive such Hydrocarbons and all proceeds therefrom; and said parties and each of them shall be fully protected in so treating and regarding the Mortgagee and shall be under no obligation to see to the application by the Mortgagee of any such proceeds or payments received by it; provided, however, Mortgagor shall be entitled to execute division orders, transfer orders and other instruments as may be required to direct all proceeds to Mortgagor without the necessity of joinder by the Mortgagee in such division orders, transfer orders or other instruments. Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by the Mortgagee or any party in order to have said revenues and proceeds so paid to the Mortgagee. The Mortgagee is fully authorized to receive and receipt for said revenues and proceeds, to endorse and cash any and all checks and drafts payable to the order of such Mortgagor or the Mortgagee for the account of Mortgagor received from or in connection with said revenues or proceeds and apply the proceeds thereof in accordance with the Note, and to execute transfer and division orders in the name of Mortgagor, or otherwise, with warranties binding Mortgagor.





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Mortgagor will execute and deliver to the Mortgagee any instruments the
Mortgagee may from time to time reasonably request for the purpose of effectuating this assignment and the payment to the Mortgagee of the proceeds assigned.

                 5.3 No Liability of the Mortgagee in Collecting. The Mortgagee is hereby absolved from all liability for failure to enforce collection of any proceeds so assigned and from all other responsibility in connection therewith, except the responsibility to account to Mortgagor for funds actually received. The Mortgagee shall have the right, at its election, to prosecute and defend any and all actions or legal proceedings deemed advisable by the Mortgagee in order to collect such funds and to protect the interests of the Mortgagee and/or Mortgagor.

                 5.4 Assignment Not a Restriction on the Mortgagee's Rights. Nothing herein contained shall detract from or limit the absolute obligation of Mortgagor to make payment in full of the Indebtedness regardless of whether the proceeds assigned by this Article are sufficient to pay the same, and the rights under this Article shall be in addition to all other security now or hereafter existing to secure the payment of the Indebtedness.

                 5.5 Status of Assignment. Notwithstanding the other provisions of this Article V, the Trustee or the Mortgagee or any receiver appointed in judicial proceedings for the enforcement of this instrument shall have the right to receive all of the Hydrocarbons herein assigned and the proceeds therefrom after the Note and other Indebtedness has been declared due and payable in accordance with the provisions of Section 6.2 hereof and to apply all of said proceeds as set forth herein. Upon any sale of the Subject Interests or any part thereof pursuant to Article VII hereof, the Hydrocarbons thereafter produced from the Subject Interests so sold, and the proceeds therefrom, shall be included in such sale and shall pass to the purchaser free and clear of the assignment contained in this Article.

                 5.6 Indemnity. MORTGAGOR SHALL INDEMNIFY THE TRUSTEE AND THE MORTGAGEE AND THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, REPRESENTATIVES AND EMPLOYEES (THE "INDEMNITEES") AGAINST ALL CLAIMS, LOSSES, ACTIONS, LIABILITIES, JUDGMENTS, COSTS, ATTORNEYS' FEES AND OTHER CHARGES OF WHATSOEVER KIND OR NATURE, (COLLECTIVELY, "CLAIMS") MADE AGAINST OR INCURRED BY THEM OR ANY OF THEM AS A CONSEQUENCE OF THE ASSERTION, EITHER BEFORE OR AFTER THE PAYMENT IN FULL OF THE INDEBTEDNESS, THAT THEY OR ANY OF THEM RECEIVED HYDROCARBONS HEREIN ASSIGNED OR THE PROCEEDS THEREOF CLAIMED BY THIRD PERSONS; PROVIDED, THAT NO INDEMNITEE SHALL BE ENTITLED TO INDEMNIFICATION FOR ANY CLAIM RESULTING FROM ITS OWN NEGLIGENCE OR MISCONDUCT. If any Claim is asserted against any Indemnitee and such Indemnitee intends to claim indemnification from Mortgagor under this Section 5.6, such Indemnitee shall promptly notify Mortgagor, but the failure to so promptly notify Mortgagor shall not affect Mortgagor's obligations under this Section 5.6 unless such failure materially prejudices Mortgagor's right to participate in,





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
or Mortgagor's rights in, if any, the contest of such claim, demand, action or cause of action, as hereinafter provided.

                 5.7 Rights to Timely Payment. For purposes of more fully effecting the assignment made under this Article V and continuing the rights of the Trustee and the Mortgagee thereunder, Mortgagor hereby appoints the Trustee and the Mortgagee as its attorneys-in-fact to pursue any and all rights, remedies and payments in respect of the Hydrocarbons and proceeds therefrom, including, but not limited to, proceeds accruing prior to the effective date of the assignment contained in this Article V. The power of attorney granted to the Trustee and the Mortgagee under this Section 5.7, being coupled with an interest, shall be irrevocable so long as the Indebtedness or any part thereof remains unpaid.

                                   ARTICLE VI
                               EVENTS OF DEFAULT

                 6.1 Events of Default. The occurrence of any of the following events shall, after the expiration of the period of notice and opportunity to cure set forth in the Note (except for a default under subparagraph (e) or (f) below to which such notice and cure period shall not apply), be and constitute an event of default under this Mortgage (herein referred to as an "Event of Default"):

                 (a) Mortgagor shall fail to pay when due any installment of principal of the Note; or

                 (b) Mortgagor shall fail to pay any interest due under the Note or other agreement or security document contemplated by or delivered pursuant to or in connection with this Mortgage when due, and, in either event, such failure shall continue for five (5) Business Days; or

                 (c) Mortgagor shall fail to perform any term, covenant or agreement contained in this Mortgage or the Note (other than those referenced in subsections (a) and (b) of this Section 6.01) and such failure shall not have been remedied within ten (10) days after the earlier of (i) notice thereof from Mortgagee to Mortgagor or (ii) discovery thereof by Mortgagor; or

                 (d) this Mortgage or the Note (other than with the consent of Mortgagee), at any time after its execution and delivery and for any reason, cease to be in full force and effect or to provide the liens contemplated thereby (except for such provisions or liens that Mortgagee determines are not material either individually or in the aggregate), or shall be declared to be null and void, or the validity or enforceability thereof or of the liens contemplated thereby shall be





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
contested by Mortgagor or Mortgagor shall deny that it has any or further liability or obligation under this Mortgage or the Note; or

                 (e) Mortgagor shall be adjudicated insolvent, or shall generally not pay, or admit in writing its inability to pay, its debts as they mature, or make a general assignment for the benefit of creditors, or any proceeding shall be instituted by Mortgagor seeking to adjudicate him insolvent, seeking liquidation, reorganization, arrangement, adjustment, protection, relief or composition of his debts under any law relating to Bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for him, or Mortgagor shall take any action in furtherance of any of the actions set forth above in this Section 6.01(e); or

                 (f) any proceeding of the type referred to in Section 6.01(e) is filed, or any such proceeding is commenced against Mortgagor or Mortgagor by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order for relief is entered in an involuntary case under the Bankruptcy law of the United States, or an order, judgment or decree is entered appointing a trustee or similar official or adjudicating Mortgagor insolvent, or approving the petition in any such proceedings, and such order, judgment or decree remains in effect for one hundred eighty (180) days.

                 6.2 Effect of Event of Default. If any Event of Default of the type described in Section 6.1(e) or (f) above shall occur and be continuing, the Note and all other outstanding Indebtedness secured hereby shall automatically become and be immediately due and payable in each instance without grace, demand, presentment for payment, protest or notice (including, but not limited to, notice of intent to accelerate and notice of acceleration) of any kind to Mortgagor or any other person, all of which are hereby expressly waived, and the Mortgagee may proceed to enforce its rights hereunder. If an Event of Default (other than an Event of Default of the type described in Section 6.1(e) or (f) above) shall occur and be continuing:

                 (a) the Mortgagee may by notice in writing to Mortgagor declare the principal of and accrued interest on the Note and all other outstanding Indebtedness secured hereby to be immediately due and payable whereupon the outstanding balance on the Note and all other outstanding Indebtedness shall become and be immediately due and payable, in each instance without grace, demand, presentment for payment, protest or notice (including, but not limited to, notice of intent to accelerate and notice of acceleration) of any kind (except for grace and notice expressly provided for in the Note) to Mortgagor or any other person, all of which are hereby expressly waived; and

                 (b) the Mortgagee may proceed to enforce its rights hereunder.

                                  ARTICLE VII
                            ENFORCEMENT OF REMEDIES

                 7.1 Power of Sale of Real Property Constituting a Part of the Mortgaged Property. Upon the occurrence of an Event of Default, the Trustee or his successors or substitutes shall have the right and power to sell (the power of sale permitted and provided for by statute being hereby expressly granted to the Trustee by the Mortgagor), the real property constituting a part of the Mortgaged Property.

                 7.2 Rights of the Trustee With Respect to Personal Property Constituting a Part of the Mortgaged Property. Upon the occurrence and during the continuance of an Event of Default, the Trustee or his successors or substitutes will have all rights and remedies granted by law, and particularly by the Uniform Commercial Code, including, but not limited to, the right to take possession of all personal property constituting a part of the Mortgaged Property, and for this purpose the Trustee may enter upon any premises on which any or all of such personal property is situated and take possession of and operate such personal property (or any portion thereof) or remove it therefrom. The Trustee will give Mortgagor reasonable notice of the time and place of any public sale or of the time after which any private sale or other disposition of such personal property is to be made. This requirement of sending reasonable notice will be met if the notice is mailed by first class mail, postage prepaid, to Mortgagor at the address shown below the signatures at the end of this instrument at least ten (10) days before the time of the sale or disposition.

                 7.3 Rights of the Trustee With Respect to Fixtures Constituting a Part of the Mortgaged Property. Upon the occurrence and during the continuance of an Event of Default, the Trustee may elect to treat the fixtures constituting a part of the Mortgaged Property as either real property collateral or personal property collateral and proceed to exercise such rights as apply to such type of collateral.

                 7.4 Judicial Proceedings. Upon occurrence and during the continuance of an Event of Default, the Trustee or the Mortgagee, in lieu of or in addition to exercising any power of sale hereinabove given, may proceed by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property, or for the enforcement of any other appropriate legal or equitable remedy. Upon occurrence and during the continuance of an Event of Default, Mortgagor agrees that, to the extent permitted by law, the appointment of a receiver shall be as a matter of right and without proof of insolvency, fraud, insecurity or mismanagement on the part of Mortgagor. Mortgagor agrees that such receiver may be appointed to take possession of, hold, maintain, operate and preserve the Mortgaged Property, including the production and sale of all Hydrocarbons therefrom, and to apply the proceeds of the sale thereof in the fashion set forth in Section 7.9 hereof; and said receiver may be authorized to sell and dispose of the Mortgaged Property under orders of the Court appointing such receiver.

                 7.5 Possession of the Mortgaged Property. It shall not be necessary for the Trustee to have physically present or constructively in his possession at any sale held by the Trustee or by any court, receiver or public officer any or all of the Mortgaged Property, and Mortgagor shall deliver to the purchaser at such sale on the date of sale the Mortgaged Property owned by Mortgagor and purchased by such purchasers at such sale, and if it should be impossible or impracticable for any of such purchasers to take actual delivery of the Mortgaged Property, then the title and right of possession to the Mortgaged Property shall pass to the purchaser at such sale as completely as if the same had been actually present and delivered.

                 7.6 Certain Aspects of a Sale. Subject to Section 7.10, the Mortgagee shall have the right to become the purchaser at any sale held by the Trustee or by any court, receiver or public officer. In making payment for the property under any such sale, the Mortgagee shall have the right to credit against the amount of the bid made therefor, the amount payable out of the net proceeds of such sale to it. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall be prima facie evidence of the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, and the interest accrued on, the Note after the same have become due and payable, advertisement and conduct of such sale in the manner provided herein or appointment of any successor Trustee hereunder.

                 7.7 Receipt to Purchaser. Upon any sale, whether made under the Uniform Commercial Code, the power of sale herein granted and conferred or by virtue of judicial proceedings, the receipt of the Trustee, or of the officer making sale under judicial proceedings, acknowledging the payment of purchase money with respect thereto, shall be sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Trustee or of such officer therefor, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or non-application thereof.

                 7.8 Effect of Sale. Any sale or sales of the Mortgaged Property or any part thereof, whether under the Uniform Commercial Code, the power of sale herein granted and conferred or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of Mortgagor of, in and to the Mortgaged Property sold, and shall be a perpetual bar, both at law and in equity, against Mortgagor, and Mortgagor's successors or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under Mortgagor, or Mortgagor's successors or assigns.
                 7.9 Application of Proceeds. The proceeds of any sale of the Mortgaged Property, or any part thereof, whether under the Uniform Commercial Code, the power of sale herein granted and conferred or by virtue of judicial proceedings, whose application has not elsewhere herein been specifically provided for, shall be applied to the Indebtedness as follows:

                 First: To the payment of all reasonable expenses incurred by the Trustee or the Mortgagee incident to the enforcement of this Mortgage, the Note or any of the Indebtedness including, without limiting the generality of the foregoing, all such reasonable expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and as well, court costs, compensation of Mortgagees and employees and legal fees; however, in no event shall such expenses exceed ten percent (10%) of the amount of principal and interest outstanding under the Note;

                 Second: To the payment of the Note and any other Indebtedness, with interest to the date of such payment, in such order and manner as set forth in the Note;

                 Third: Any surplus thereafter remaining shall be paid to Mortgagor or Mortgagor's successors or assigns, as their interests shall appear or as a court of competent jurisdiction may direct.

                 7.10 Appraisement, Marshaling, etc. Mortgagor agrees, to the full extent that Mortgagor may lawfully so agree, that Mortgagor will not at any time insist upon or plead or in any manner whatever claim the benefit of any appraisement, valuation, stay, extension or redemption of law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but Mortgagor, for Mortgagor and all who may claim through or under Mortgagor, so far as Mortgagor or those claiming through or under Mortgagor now or hereafter lawfully may, hereby waives the benefit of all such laws, provided Mortgagor does not waive any rights granted by Sections 51.003 or 51.004 of the Texas Property Code. Mortgagor, for Mortgagor and all who may claim through or under Mortgagor (including, without limitation, a holder of a Lien subordinate to the Lien created hereby, without implying that Mortgagor has, except as expressly provided herein, a right to grant an interest in, or subordinate a Lien on, the Mortgaged Property), hereby waives, to the fullest extent permitted by applicable law, any and all right to have any of the Mortgaged Property marshaled upon any foreclosure of the Lien hereof, or sold in inverse order of alienation, and agrees that the Trustee or any court having jurisdiction to foreclose such Lien may sell the Mortgaged Property as an entirety. If any law in this paragraph referred to and now in force, of which Mortgagor or Mortgagor's successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions of this paragraph.

                 7.11 Costs and Expenses. All reasonable costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or the Mortgagee in protecting and enforcing their rights hereunder, shall, to the extent permitted by applicable law, constitute a demand obligation owing by Mortgagor to the party incurring such costs and expenses which costs and expenses shall not bear interest.

                 7.12 Operation of Property by the Trustee. Upon the occurrence and during the continuation of an Event of Default and in addition to all other rights herein conferred on the Trustee, the Trustee, or any person, firm or corporation designated by the Trustee, shall have the right and power, but shall not be obligated, to enter upon and take possession of any of the Mortgaged Property, and to exclude Mortgagor, and Mortgagor's agents or servants, wholly therefrom, and to hold, use, administer, manage and operate the same to the extent that Mortgagor shall be at the time entitled and in his place and stead.

                 7.13 Sale of Property. Upon the occurrence and continuance of an Event of Default, the Trustee is hereby authorized and empowered to sell or offer for sale any part of the Mortgaged Property, with or without having first taken possession of same, to the highest bidder for cash at public auction. Such sale shall be made at the courthouse of the county in which the Mortgaged Property or any part thereof is situated or adjacent thereto, as herein described, between the hours of 10:00 a.m. and 4:00 p.m. on the first Tuesday of any month, beginning within three (3) hours of the time provided in the notices described herein, after posting a written or printed notice or notices of the place, earliest time at which the sale will begin and the terms of said sale, and the portion of the Mortgaged Property to be sold, by posting (or having some person or persons acting for the Trustee post) for at least twenty-one (21) days preceding the date of the sale, written or printed notice of the proposed sale at the courthouse door of said county in which the sale is to be made; and if such portion of the Mortgaged Property lies in more than one county, one such notice of sale shall be posted at the courthouse door of each county in which such part of the Mortgaged Property is situated and such part of the Mortgaged Property may be sold at the courthouse door of any one of such counties, and the notice so posted shall designate in which county such property shall be sold. In addition to such posting of notice, the Mortgagee, Trustee or other holder of the Indebtedness hereby secured (or some person or persons acting for the Trustee, the Mortgagee or other such holder) shall, at least twenty-one (21) days preceding the date of sale, file a copy of such notice(s) in the office of the county clerk in each of such counties and serve or cause to be served written notice of the proposed sale by certified mail on Mortgagor and on each other debtor, if any, obligated to pay the Indebtedness according to the records of the Mortgagee. Service of such notice shall be completed upon deposit of the notice, enclosed in a postpaid wrapper properly addressed to Mortgagor and such other debtors at their most recent address or addresses as shown by the records of the Mortgagee in a post office or official depository under the care and custody of the United States Postal Service. The affidavit of any person having knowledge of the facts to the effect that such a service was completed shall be prima facie evidence of the fact of service. Mortgagor agrees that no notice of any sale, other than as set out in this paragraph, need be given by the Trustee, the Mortgagee or any other person. Mortgagor hereby designates as its address for the purpose of such notice, the address set out on the signature page hereof; and agrees that such address shall be changed only by depositing notice of such change enclosed in a postpaid wrapper in a post office or official depository under the care and custody of the United States Postal Service, certified mail, postage prepaid, return receipt requested, addressed to the Mortgagee at the address of the Mortgagee set out herein (or to such other address as the Mortgagee may have designated by notice given as above provided to Mortgagor and such other debtors). Any such notice of change of address of Mortgagor or other debtors or of the Mortgagee shall be effective three (3) business days after such deposit if such post office or official depository is located in the State of Texas, otherwise to be effective upon receipt. Mortgagor authorizes and empowers the Trustee to sell the Mortgaged Property in lots or parcels or in its entirety as the Trustee shall deem expedient; and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto, with evidence of warranty as given by Mortgagor to Trustee in this Mortgage, and the title of such purchaser or purchasers when so made by the Trustee, Mortgagor binds itself to warrant and forever defend such title, by, through and under Mortgagor, but not otherwise. Where portions of the Mortgaged Property lie in different counties, sales in such counties may be conducted in any order that the Trustee may deem expedient; and one or more such sales may be conducted in the same month, or in successive or different months as the Trustee may deem expedient. The Trustee may postpone the sale of all or any part of the Mortgaged Property by public announcement at the time and place of such sale, and from time to time thereafter may further postpone such sale by public announcement made at the time of sale fixed by the preceding postponement. The right of sale hereunder shall not be exhausted by one or any sale, and the Trustee may make other and successive sales until all of the Mortgaged Property be legally sold.

                                  ARTICLE VIII
                               SECURITY AGREEMENT

                 Without limiting any of the provisions of this instrument, in order to secure the Indebtedness, Mortgagor, as Debtor (referred to in this Article VIII as "Debtor"), hereby expressly GRANTS, ASSIGNS, TRANSFERS and SETS OVER unto the Mortgagee, as Secured Party (the Mortgagee being referred to in this Article IX as "Secured Party"), a first Lien upon and a security interest in all the Mortgaged Property (including, without limitation, all Mortgaged Property that constitutes equipment, accounts, contract rights, goods, instruments, general intangibles, inventory, Hydrocarbons, fixtures and other personal property of any kind or character (including both those now and those hereafter existing)) to the full extent that such Mortgaged Property may be subject to the Uniform Commercial Code of the state or states where such Mortgaged Property is located, including all products and proceeds of such Mortgaged Property (said Mortgaged Property, products and proceeds being hereinafter collectively referred to as the "Collateral" for the purposes of this Article VIII). The Lien and security interest created by this Mortgage attaches upon the delivery hereof. Debtor covenants and agrees with Secured Party that:

                 (a) In addition to and cumulative of any other remedies granted in this instrument to Secured Party or to the Trustee, Secured Party may, upon the occurrence and during the continuance of an Event of Default, proceed under said Uniform Commercial Code as to all or any part of the Collateral and shall have and may exercise with respect to the Collateral all the rights, remedies and powers of a secured party after default under said Uniform Commercial Code, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of the Indebtedness in such order or manner as set forth in this Mortgage.

                 (b) Upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right (without limitation) to take possession of the Collateral and to enter upon any premises where same may be situated for such purpose without being deemed guilty of trespass and without liability for damages thereby occasioned, and to take any action deemed necessary or appropriate or desirable by Secured Party, at its option and in its discretion, to repair, refurbish or otherwise prepare the Collateral for sale, lease or other use or disposition as herein authorized.

                 (c) Any public sale of the Collateral shall be held at such time or times within ordinary business hours and at such places as Secured Party may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as Secured Party may determine.

                 (d) Secured Party shall not be obligated to make any sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same shall be so adjourned.

                 (e) In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice.

                 (f) Upon the occurrence and during the continuance of an Event of Default, Secured Party is expressly granted the right to hold the Collateral as security for the Indebtedness, and to receive the monies, income, proceeds or benefits attributable or accruing thereto and to apply the same toward payment of the Indebtedness in such order or manner as Secured Party may elect. All rights to marshaling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived.

                 (g) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, transfer, assignment, lease or other disposition or utilization of the Collateral or any part thereof hereunder shall be prima facie evidence of the matter stated therein, no other proof shall be required to establish full legal propriety of the sale or other action or of any fact, condition or thing incident thereto, and all prerequisites of such sale or other action and of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

                 (h) Should Secured Party elect to exercise its rights under said Uniform Commercial Code as to part of the personal property and fixtures described herein, this election shall not preclude Secured Party or the Trustee from exercising the rights and remedies granted by the preceding paragraphs of this instrument as to the remaining personal property and fixtures.

                 (i) Secured Party may, at its election, at any time after delivery of this instrument, sign one or more photocopies hereof in order that such photocopies may be used as a financing statement under said Uniform Commercial Code. Such signature by Secured Party may be placed between the last sentence of this instrument and Debtor's acknowledgment or may follow Debtor's acknowledgment. Secured Party's signature need not be acknowledged and is not necessary to the effectiveness hereof as a deed of trust, mortgage, assignment, pledge or security agreement.

                 (j) So long as any amount remains unpaid on the Indebtedness, Debtor will not execute or file in any public office any financing statement(s) affecting the Collateral other than financing statements in favor of Secured Party hereunder, unless the prior written specific consent and approval of Secured Party shall have first been obtained which consent and approval shall not be unreasonably withheld with respect to financing statements in favor of operators required to be executed by Mortgagor under operating agreements pertaining to the Mortgaged Property.

                 (k) Secured Party is authorized to file, in any jurisdiction where Secured Party deems it necessary, a financing statement or statements, and at the request of Secured Party, Debtor will join Secured Party in executing one or more financing statements pursuant to said Uniform Commercial Code in form satisfactory to Secured Party, and will pay the cost of filing or recording this or any other instrument, as a financing statement, in all public offices at any time and from time to time whenever filing or recording of any financing statement or of this instrument is deemed by Secured Party to be necessary or desirable.

                 (l) Without in any manner limiting the generality of any of the other provisions of this Mortgage: (i) some portions of the goods described or to which reference is made herein are or are to become fixtures on the Lands; (ii) the security interests created hereby under applicable provisions of the Uniform Commercial Code of one or more of the jurisdictions in which the Mortgaged Property is situated will attach to Hydrocarbons or the accounts resulting from the sale thereof at the wellhead or minehead located on the Lands;
         (iii) this instrument is to be filed or filed of record in the real estate records as a financing statement; (iv) Debtor is the record owner of the real estate or interests in the real estate comprised of the Leases and the Lands described in Exhibit A and (v) the name and address of each of the Secured Party and Debtor is set forth on the cover page hereof.

                 (m) Debtor hereby irrevocably designates and appoints Secured Party as its attorney-in-fact, with full power of substitution, for the purposes of carrying out the provisions of this Mortgage and taking any action and executing any instrument that Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact effective upon the occurrence and during the continuance of an Event of Default (but the determination of an Event of Default by the Secured Party shall as to all parties for the purposes hereof be conclusive as to the occurrence of an Event of Default) and is irrevocable and coupled with an interest.

                 (n) Without limiting the generality of the foregoing, Debtor hereby irrevocably authorizes and empowers Secured Party, upon the occurrence and during the continuance of an Event of Default, at the expense of Debtor, either in Secured Party's own name or in the name of Debtor, at any time and from time to time (a) to ask, demand, receive, receipt, give acquittance for, settle and compromise any and all monies which may be or become due or payable or remain unpaid at any time or times to Debtor under or with respect to the Collateral; (b) to endorse any drafts, checks, orders or other instruments for the payment of money payable to Debtor on account of the Collateral (including any such draft, check, order or instrument issued by an insurance company payable jointly to Debtor and Secured Party); and (c) in the discretion of Secured Party, to settle, compromise, prosecute or defend any action, claim or proceeding, or take any other action, all either in its own name or in the name of Debtor or otherwise, which Secured Party may deem to be necessary or advisable for the purpose of exercising and enforcing its powers and rights under this Mortgage or in furtherance of the purposes hereof, including any action which by the terms of this Mortgage is to be taken by Debtor. Nothing in this Mortgage shall be construed as requiring or obligating Secured Party to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or notice, or to take any other action with respect to any of the Collateral or the amounts due or to become due under any thereof, or to collect or enforce the payment of any amounts assigned to it or to which it may otherwise be entitled hereunder at any time or times.

                 (o) Secured Party shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale. Subject to Section 7.10, Debtor hereby waives, to the extent permitted by applicable law, any claims against Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Indebtedness, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree if such sale is otherwise commercially reasonable.

                 (p) Without precluding any other methods of sale, Debtor acknowledges that the sale of the Collateral shall have been made in a commercially reasonable manner if conducted in conformity with reasonable commercial practices of Mortgagee disposing of similar property. Secured Party shall not be liable for any depreciation in the value of the Collateral.

                                   ARTICLE IX
                                 MISCELLANEOUS

                 9.1 Successor Trustees. The Trustee may resign in writing addressed to the Mortgagee or be removed at any time with or without cause by an instrument in writing duly executed by the Mortgagee. In case of the death, resignation or removal of a Trustee, a successor Trustee or Trustees may be appointed by the Mortgagee from time to time by instrument of substitution complying with any applicable requirements of law, and in the absence of any such requirement without other formality than appointment and designation in writing. Such appointment and designation shall be full evidence of the right and authority to make the same and of all facts therein recited, and upon the making of any such appointment and designation, this conveyance shall vest in the named successor Trustee or Trustees all the estate and title of the prior Trustee or Trustees in all of the Mortgaged Property and such successor Trustee or Trustees shall thereupon succeed to all the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee named herein. All references herein to the Trustee shall be deemed to refer to the Trustees from time to time acting hereunder.

                 9.2 Legal Proceedings By and Against Trustee. The Trustee shall not be required to take any action for the enforcement of this instrument or the exercise of any rights or remedies hereunder or to appear in or defend any action, suit or other proceeding in connection therewith, where, in the opinion of the Trustee, such action will be likely to involve him in expense or liability, unless the Trustee be tendered security and indemnity satisfactory to him against cost, expense or liability in connection therewith.

                 9.3 Responsibilities of Trustee. It shall be no part of the duty of the Trustee to see to any recording, filing or registration of this instrument or of any instrument supplemental hereto, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property or against Mortgagor or to see to the performance or observance by Mortgagor of any of the covenants or agreements herein contained. The Trustee shall not be responsible for the execution, acknowledgment or validity of this instrument or of any instrument supplemental hereto, or for the sufficiency of the security purported to be created hereby, and the Trustee makes no representation in respect thereof. The Trustee shall have the right to consult with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of such counsel. The Trustee shall not incur any personal liability hereunder except for his own willful misconduct; and the Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder which is believed by him in good faith to be genuine.

                 9.4 Advances by the Mortgagee or Trustee. Each and every covenant herein contained shall be performed and kept by Mortgagor solely at Mortgagor's expense. If Mortgagor shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this instrument and any applicable cure period has expired, the Mortgagee, the Trustee or any receiver appointed hereunder, may, but shall not be obligated to, make advances to perform the same in Mortgagor's behalf. The Mortgagee shall notify Mortgagor as soon as practicable of any such action taken by the Mortgagee, provided that the failure of the Mortgagee to so notify Mortgagor shall not relieve Mortgagor of any of its obligations hereunder. Mortgagor hereby agrees to repay such sums within thirty (30) days of demand plus interest until paid at the Variable Rate; provided, however, that in no event shall such interest rate ever exceed the Highest Lawful Rate. No such advance shall be deemed to relieve Mortgagor from any default hereunder.

                 9.5 Defense of Claims. Mortgagor will notify the Trustee and the Mortgagee, in writing, promptly of the commencement of any legal proceedings affecting the Lien hereof or any material legal proceeding affecting the Mortgaged Property, or any part thereof, and will take such action, employing attorneys agreeable to the Mortgagee, as may be necessary to preserve Mortgagor's, the Trustee's and the Mortgagee's rights affected thereby; and should the Mortgagor fail or refuse to take any such action, the Trustee or the Mortgagee may, upon giving prior written notice thereof to Mortgagor, take such action on behalf and in the name of Mortgagor. Moreover, the Mortgagee, or the Trustee on behalf of the Mortgagee, may take such independent action in connection therewith as they may in their discretion deem proper.

                 9.6 Releases. If the Indebtedness shall be fully paid and the covenants herein contained shall be well and truly performed, then the Mortgagee (without the joinder of the Trustee or the Mortgagee, which shall not be required) in such case shall, upon the request of Mortgagor, deliver to Mortgagor, proper instruments acknowledging release and satisfaction of this Mortgage. Any partial release of Mortgaged Property from the Lien created by this Mortgage shall be effective upon execution thereof by the Mortgagee without the joinder of the Trustee or the Mortgagee.

                 9.7 Instrument an Assignment, etc. This instrument shall be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, hypothecation, contract, deed of trust, conveyance, financing statement, pledge or security agreement, and from time to time as any one or more thereof in order fully to effectuate the lien and security interest granted hereby and the purposes and agreements herein set forth.

                 9.8 Usury Savings. In no event shall any provision of this instrument, the Note, the Note, or any other instrument evidencing or securing the Indebtedness ever obligate Mortgagor to pay or allow the Mortgagee to collect interest on the Note or any other indebtedness secured hereby at a rate greater than the maximum non-usurious rate permitted by applicable law (herein referred to as the "Highest Lawful Rate"), or obligate Mortgagor to pay any amounts that would be held or deemed to constitute interest under applicable law which, when added to the interest payable on the Note or any other indebtedness secured hereby, would be held to constitute the payment by Mortgagor of interest at a rate greater than the Highest Lawful Rate; and this provision shall control over any provision to the contrary. To the extent the Highest Lawful Rate is determined by reference to the laws of the State of Texas, same shall be determined by reference to the indicated (weekly) rate ceiling (as defined and described in Texas Revised Civil Statutes Article 5069-1.04, as amended) at the applicable time in effect.

                 9.9 Separability. If any provision hereof or of the Note is invalid or unenforceable, the other provisions hereof or of the Note shall remain in full force and effect, and the remaining provisions hereof shall be liberally construed in favor of the Trustee and the Mortgagee in order to effectuate the provisions hereof, and the invalidity of any provision hereof.

                 9.10 Rights Cumulative. Each and every right, power and remedy herein given to the Trustee or the Mortgagee shall be cumulative and not exclusive; and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time, and so often and in such order as may be deemed expedient by the Trustee or the Mortgagee as the case may be, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by the Trustee or the Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

                 9.11 Binding Effect. This instrument is binding upon Mortgagor and Mortgagor's successors and assigns and shall inure to the benefit of the Trustee, his successors and assigns, the Mortgagee, its successors and assigns, and the provisions hereof shall likewise constitute covenants running with the land.

                 9.12 Article and Section Headings. The article and section headings in this instrument are inserted for convenience and shall not be considered a part of this instrument or used in its interpretation.

                 9.13 Counterparts. This instrument may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original.

                 9.14 Notices. Any notice, request, demand or other instrument which may be required or permitted to be given or served upon Mortgagor or the Mortgagee shall be in writing (including telegraphic communications) and mailed, telegraphed, telecopied, facsimile transmitted or delivered as follows:

         if to Mortgagor --

                 Mr. James G. Floyd
                 1331 Lamar, Suite 1065
                 Houston, Texas 77010
                 Telecopier: (713) 652-4017

         if to Mortgagee--

                 The Houston Exploration Company
                 1331 Lamar, Suite 1065
                 Houston, Texas  77010
                 Attention: Mr. James F. Westmoreland
                 Telecopier:  (713) 652-4017

or as to each party, at such other address as such party shall designate in a written communication to each of the other parties hereto. All such communications shall be effective, in the case of written or telegraphed communications, when deposited in the mails or delivered to the telegraph company, respectively, and, in the case of a communication by telecopy or facsimile transmission, when telecopied or transmitted against receipt of a confirmation, in each case addressed as aforesaid.

                 9.15 Amendments, Modifications and Waivers, etc. This instrument may be amended, modified, revised, discharged, released or terminated only by a written instrument or instruments executed by Mortgagor and the Mortgagee, but without the joinder of the Trustee which shall not be required. Any alleged amendment, revision, discharge, release or termination which is not so documented shall not be effective as to any party. No waiver of any provision of this Mortgage nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                 9.16 Survival of Agreements. All representations and warranties of Mortgagor herein and all covenants and agreements herein not fully and finally performed before the effective date or dates of this Mortgage shall survive such date or dates. All covenants and obligations in this Mortgage are intended by the parties to be, and shall be construed as, covenants running with the Lands.

                 9.17 Governing Law. THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS AND THE APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

                 9.18 Note. To the fullest extent possible, the terms and provisions of the Note shall be read together with the terms and provisions of this Mortgage so that the terms and provisions of this Mortgage do not conflict with the terms and provisions of the Note; provided, however, if any of the terms and provisions of this Mortgage conflict with any terms or provisions of the Note, the terms or provisions of the Note shall govern and control for all purposes, provided that (i) the inclusion of additional terms, provisions, covenants and warranties, supplemental rights or remedies in favor of the Trustee or Mortgagee in this Mortgage shall not be deemed to be a conflict with the

Note and (ii) the provisions of this Mortgage shall govern and control for all purposes in the event of a conflict with the Note to the extent that any provision contained in the Note would negate or adversely affect the enforceability, validity, perfection or priority of the Lien and security interest created by this Mortgage.

                 IN WITNESS WHEREOF, Mortgagor has executed or caused to be executed this Deed of Trust, Assignment of Production, Security Agreement and Financing Statement in multiple originals on the date set forth in the acknowledgment below, to be effective, however, as of the 2nd day of July, 1996.


                                        MORTGAGOR:



                                        ________________________________________
                                        James G. Floyd, Individually

STATE OF TEXAS            )
                          )
COUNTY OF HARRIS          )


                 This instrument was acknowledged before me on August ___, 1996 by James G. Floyd.




                                        ________________________________________
                                        Notary Public in and for
                                        State of Texas

                                        Printed Name:___________________________

My Commission Expires:

                   DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                  SECURITY AGREEMENT AND FINANCING STATEMENT

                           DATED AS OF JULY 2, 1996

                                     FROM

                                JAMES G. FLOYD
                            (MORTGAGOR AND DEBTOR)

                                      TO

                        JAMES F. WESTMORELAND, TRUSTEE

                                     AND

                       THE HOUSTON EXPLORATION COMPANY
                        (MORTGAGEE AND SECURED PARTY)
________________________________________________________________________________

The mailing address of the above-named Mortgagee and Secured Party is 1331 Lamar, Suite 1065, Houston, Texas 77010, the mailing address of Mortgagor and Debtor is 11534 Shadow Way, Houston, Texas 77024 and the mailing address of the Trustee is 1331 Lamar, Suite 1065, Houston, Texas 77010.

This instrument secures payment of future advances.

The oil and gas interests included in the Mortgaged Property will be financed at the wellheads of the wells located on the properties described in Exhibit A hereto, and this financing statement is to be filed or filed for record, among other places, in the real estate records.

The Mortgagor has an interest of record in the real estate concerned, which is described in by reference to the Leases in Exhibit A hereto.

ATTENTION OF RECORDING OFFICERS: This instrument is a Mortgage and Deed of Trust of both real and personal property and is, among other things, a Security Agreement and Financing Statement under the Uniform Commercial Code. Some of the personal property constituting a portion of the Mortgaged Property is or is to be affixed to the Lands covered by the Leases described in Exhibit A hereto, and this financing statement is to be filed or filed for record, among other places, in the real estate records. THIS INSTRUMENT CREATES A LIEN ON RIGHTS IN, OR RELATING TO, LANDS OF THE MORTGAGOR WHICH ARE COVERED BY THE LEASES DESCRIBED IN EXHIBIT A HERETO AND, WHERE APPLICABLE, IS TO BE TRACT INDEXED WITH RESPECT TO ALL LANDS DESCRIBED IN SAID EXHIBIT A.

                 Recorded counterparts should be returned to:

                               Jeffrey L. Wade
                             Andrews & Kurth L.L.P.
                          4200 Texas Commerce Tower
                            Houston, Texas  77002

                             REVOLVING CREDIT NOTE

         $4,000,000                                                 July 2, 1996

                 FOR VALUE RECEIVED, James G. Floyd, a resident of the State of Texas ("Borrower"), promises to pay to the order of The Houston Exploration Company, a Delaware corporation ("Lender"), at 1331 Lamar, Suite 1065, Houston, Harris County, Texas, the principal sum equal to the lesser of (i) Four Million and No/100 Dollars ($4,000,000.00) or (ii) so much thereof as may be advanced under the terms hereof, together with interest on said principal, or so much thereof as may be from time to time advanced and outstanding, at the variable rate (the "Variable Rate") equal to the Company Rate (as hereinafter defined), except as otherwise hereinbelow provided, each change in the Variable Rate to be effective, without notice to Borrower, on the effective date of each change in the Company Rate; provided, however, that in no event shall the Variable Rate exceed the Maximum Rate (defined below). As used herein, the term "Maximum Rate" means the maximum rate of nonusurious interest allowed to be charged by Lender to Borrower under applicable law. The term "Company Rate" as used herein shall mean the rate per annum actually charged to Lender (excluding bank fees and other similar charges) on loans under that certain Revolving Credit Facility dated as of July 2, 1996, between Lender and Texas Commerce Bank National Association (the "Bank"), as amended from time to time, or any successor or replacement credit facility automatically without notice to Borrower, fluctuating upward or downward on the day of each such change in Lender's cost of funds under the above referenced Revolving Credit Facility (the "Bank Credit Facility"), not to exceed, however, notwithstanding any change in Lender's cost of funds under the Bank Credit Facility (as may be subsequently agreed to by Lender) the greater of either (a) a fluctuating rate per annum equal to the higher of the Bank's Federal Funds Rate as set forth in the Bank Credit Facility plus one-half of one percent (.5%) or the Bank's "prime rate" from time to time in effect, or (b) the published LIBOR rate as set forth in the Bank Credit Facility plus one and one eighth percent (1.125%).

                 This Revolving Credit Note, together with any and all renewals, extensions or amendments hereto (this "Note"), has been executed and delivered in connection with the agreement and commitment of Lender to lend up to the principal sum hereof to Borrower for Borrower's acquisition of an undivided five percent (5%) of the interest acquired by Lender from TransTexas Gas Corporation under the terms of that certain Purchase and Sale Agreement dated June 21, 1996 (such undivided five percent working interest is sometimes referred to herein as the "TransTexas Interest"), and for all other costs and expenses of Borrower's owning and developing the TransTexas Interest, including, without limitation, all leasehold costs, including, as applicable, delay rentals, and any and all exploration, seismic, drilling, completion, testing, operating, maintenance, development or plugging and abandonment costs or expenses, and any capital costs attributable thereto (but only if Borrower has consented to such costs and expenses under the Joint Operating Agreement). Lender agrees, under the terms and conditions hereof, to make revolving loans to Borrower (collectively, the "Loans," individually, a "Loan") on an ongoing basis as costs or expenses related to the TransTexas Interest are incurred by Borrower, from time to time until the maturity hereof, in an aggregate amount outstanding not to exceed at any time an amount equal to $4,000,000. Each advance by Lender to Borrower shall constitute a Loan. Borrower may borrow, repay and re-borrow under the terms of this Note, so long as the aggregate outstanding principal balance from time to time does not exceed $4,000,000, and each Loan made by Lender to Borrower and all payments made on account of the principal amount hereof shall be entered by Lender in its records or on a schedule (or a continuation thereof) attached to this Note, provided, however, that prior to any transfer of this Note, Lender shall endorse the amount and maturity of any outstanding Loans on the schedule (or a continuation thereof) and shall attach same to this Note.

                 Lender is hereby authorized to collect and receive all proceeds or other amounts due Borrower in respect of the TransTexas Interest. After deducting Borrower's proportionate share of the lease operating expenses attributable to the TransTexas Interest from any proceeds received by Lender (which lease operating expenses shall be paid by Lender out of such proceeds), Lender shall apply sixty-five percent (65%) of the resulting net proceeds due Borrower each month to the payment of Loans made hereunder, first to interest accrued hereunder, then to principal. Lender shall pay the remaining thirty-five percent (35%) of the net proceeds to Borrower on or before forty-five (45) days after the end of the month in which production occurred. On July 2, 2006, the unpaid principal amount of this Note, together with all unpaid accrued interest hereon, shall be fully and finally due and payable. Borrower may prepay all or any part of the unpaid principal balance and unpaid accrued interest owing on this Note at any time without penalty.

                 This Note is secured by that certain Deed of Trust, Assignment of Production, Security Agreement and Financing Statement (the "Mortgage") of even date herewith executed by Borrower in favor of James F. Westmoreland, as Trustee, evidencing a lien on the TransTexas Interest more particularly described therein, and evidencing a security interest in certain personal property described therein and related to the TransTexas Interest (the "Mortgaged Property"). Reference is hereby made to the Mortgage for a description of the Mortgaged Property covered thereby and the nature and extent of the security and the rights and powers of the holder of this Note with regard to such security. All instruments securing this Note are hereafter referred to collectively as the "Loan Documents."

                 No security taken for the payment of this Note shall affect the liability of any person liable for payment of this Note. Lender may require payment by Borrower and any surety, endorser or guarantor hereof without first resorting to any security for this Note, and no judgment taken against any such person shall terminate any lien of Lender in said security. Borrower consents to the release or discharge of any person liable for payment of this Note, whether such liability is direct or collateral, and to the release or impairment by Lender of any collateral for this Note.

                 Interest charges will be calculated on amounts advanced hereunder on the actual number of days that said amounts are outstanding on the basis of a 365 or 366 day year, as applicable. Borrower and the holder of this Note specifically intend and agree to limit contractually the amount of interest payable under this Note, the Mortgage and any other instruments evidencing or securing the indebtedness evidenced hereby to the Maximum Rate. Therefore, none of the terms of this Note, the Mortgage or any other instruments evidencing or securing the indebtedness evidenced hereby shall ever be construed to create a contract to pay interest at a rate in excess of the Maximum Rate, and neither Borrower nor any other party liable or to become liable for the indebtedness evidenced hereby, or under any other instruments and agreements related thereto, shall ever be liable for interest in excess of the Maximum Rate, and the provisions of this paragraph shall control over all other provisions of this Note and the other Loan Documents. If any amount of interest taken or received by the holder of this Note shall be in excess of the Maximum Rate, then such excess shall be deemed to have been the result of a mathematical error by all parties hereto and shall, at the election of the holder of this Note, either be applied as credit against the then unpaid principal amount of this Note or refunded promptly to the party paying such amount. All amounts paid or agreed to be paid in connection with such transactions which would under applicable law be deemed "interest" shall, to the extent permitted by such applicable law, be amortized, prorated, allocated, and spread throughout the stated term of this Note. The term "applicable law" as used in this paragraph means that law in effect from time to time which lawfully permits the charging and collection of the highest permissible lawful, nonusurious rate of interest on the transactions herein contemplated, including laws of the State of Texas and of the United States of America. In the event applicable law provides for a ceiling under Tex. Rev. Civ. Stat. Ann., art. 5069-1.04, that ceiling shall be the highest permitted rate based upon the "indicated rate ceiling."

                 Interest shall accrue from the date Loan proceeds are advanced to the date that payment in immediately available funds is actually received by Lender. All past-due principal and interest on this Note shall bear interest from maturity of such principal or interest at the Variable Rate as defined herein, plus two percent (2%) per annum (the "Default Rate"). In the event that there is a default in any payment of this Note or upon the occurrence of any other Event of Default (as defined in the Mortgage), then, upon the expiration of thirty (30) days prior written notice and opportunity to cure in the event of a monetary default, or sixty (60) days prior written notice and opportunity to cure in the event of a non-monetary default, Lender shall be entitled to all remedies provided in the Mortgage.

                 THIS NOTE, THE MORTGAGE AND ANY OTHER INSTRUMENTS EXECUTED IN CONNECTION WITH THE LOAN EVIDENCED BY THIS NOTE REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

                 THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                 EXECUTED EFFECTIVE as of the day and year written above.





                                        ________________________________________
                                        James G. Floyd, Individually





                                     -3-